                                                                      EXHIBIT 32

                         CERTIFICATION UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned officers, Wayne M. Fortun, Chief Executive Officer of Hutchinson Technology Incorporated, a Minnesota corporation (the "Company"), and John A. Ingleman, Chief Financial Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 28, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2004                                      /s/ Wayne M. Fortun
                                                       -------------------------
                                                       Wayne M. Fortun
                                                       Chief Executive Officer

Date: May 6, 2004                                      /s/ John A. Ingleman
                                                       -------------------------
                                                       John A. Ingleman
                                                       Chief Financial Officer

                                       31